EXHIBIT 99.2
VALLEY RESOURCES, INC. AND SUBSIDIARIES
Consolidated Condensed Statements of Earnings
(Unaudited)

                                                              3
Months Ended              6 Months Ended

----------------------      -----------------------
                                                          Feb. 29,
   Feb. 28,      Feb. 29,       Feb. 28,
                                                            2000
     1999          2000           1999
                                                          --------
   --------      --------       --------
                                                           (in
thousands except share and per share numbers)
Operating Revenues:
   Utility Gas Revenues                                 $    26,693
 $    23,345   $    36,973    $    33,169
   Nonutility Revenues                                        6,152
       5,856        12,270         11,302
                                                        -----------
 -----------   -----------    -----------
      Total                                                  32,845
      29,201        49,243         44,471
                                                        -----------
 -----------   -----------    -----------
Operating Expenses:
   Cost of Gas Sold                                          15,164
      12,725        20,791         17,868
   Cost of Sales - Nonutility                                 4,256
       3,621         8,508          7,409
   Operations                                                 4,801
       4,492         9,133          9,103
   Maintenance                                                  469
         428           917            837
   Depreciation and Amortization                                914
         852         1,827          1,708
   Taxes - Other Than Federal Income                          1,434
       1,330         2,326          2,196
         - Federal Income                                     1,729
       1,775         1,422          1,326
                                                        -----------
 -----------   -----------    -----------
         Total                                               28,767
      25,223        44,924         40,447
                                                        -----------
 -----------   -----------    -----------
   Operating Income                                           4,078
       3,978         4,319          4,024
   Other Income (Loss) - Net of Tax                              91
          81          (226)           150
                                                        -----------
 -----------   -----------    -----------
   Total Income                                               4,169
       4,059         4,093          4,174
                                                        -----------
 -----------   -----------    -----------
Interest Charges:
   Long-Term Debt                                               571
         610         1,140          1,230
   Other                                                        233
         157           412            288
                                                        -----------
 -----------   -----------    -----------
      Total                                                     804
         767         1,552          1,518
                                                        -----------
 -----------   -----------    -----------
Net Income                                              $     3,365
 $     3,292   $     2,541    $     2,656
                                                        ===========
 ===========   ===========    ===========
Average Number of Common
  Shares Outstanding                                      4,986,620
   4,976,890     4,983,013      4,980,682
Basic & Diluted Earnings Per Average
  Common Share Outstanding                                    $0.67
       $0.66         $0.51          $0.53
Dividends Declared on Common Stock .                        $0.1875
     $0.1875        $0.375         $0.375

The accompanying Notes are an integral part of these statements
VALLEY RESOURCES, INC. AND SUBSIDIARIES
Consolidated Condensed Balance Sheets

                                                         (Unaudited)
                                                           Feb. 29,
 Aug. 31,
                                                             2000
   1999
                                                           --------
 --------
                                                              (in
thousands)
ASSETS
Utility Plant - Net                                        $ 52,774
 $ 52,334
                                                           --------
 --------
Leased Property - Net                                         1,189
    1,556
                                                           --------
 --------
Nonutility Property-Net                                       4,236
    4,163
                                                           --------
 --------
Other
Investments                                                   1,701
    1,740
                                                           --------
 --------
Current Assets:
   Cash                                                         491
      750
   Accounts Receivable - Net                                 17,116
    9,817
   Deferred Unbilled Gas Costs                                1,817
      432
   Fuel and Other Inventories (Note 3)                        4,788
    5,959
   Prepayments                                                  992
    1,511
   Common Stock held for Dividend Reinvestment-amounting
     to 4,572 and 10,116 shares respectively (Note 4)           101
      143
                                                           --------
 --------
           Total                                             25,305
   18,612
                                                           --------
 --------
Deferred Debits:
   Recoverable Vacations Accrued                                771
      611
   Unamortized Debt Discount and Expense                      1,609
    1,643
   Prepaid Pensions                                          11,268
   10,388
   Recoverable Deferred FIT                                   5,950
    6,062
   Recoverable Transition Obligation                             11
       11
   Other                                                      4,065
    3,103
                                                           --------
 --------
           Total                                             23,674
   21,818
                                                           --------
 --------
                                                           $108,879
 $100,223
                                                           ========
 ========

The accompanying Notes are an integral part of these statements.
VALLEY RESOURCES, INC. AND SUBSIDIARIES
Consolidated Condensed Balance Sheets (Cont'd)

                                                  (Unaudited)
                                                    Feb. 29,
Aug. 31,
                                                      2000
1999
                                                    --------
--------
                                                        (in thousands)
CAPITALIZATION & LIABILITIES
Capitalization:
   Common Stock                                     $  4,993     $
4,993
   Paid In Capital                                    24,765
24,756
   Retained Earnings                                   9,324
8,650
   Less: Accounts Receivable from ESOP                (2,492)
(2,594)
                                                    --------
--------
           Total Common Stock Equity                  36,590
35,805
                                                    --------
--------
Long-Term Debt (Less Current Maturities):
   8% First Mortgage Bonds, Series Due 2022           19,932
20,029
   7.7% Debentures, Due 2027                           7,000
7,000
   Notes Payable                                       2,342
2,444
                                                    --------
--------
           Total Long-Term Debt                       29,274
29,473
                                                    --------
--------
                  Total Capitalization                65,864
65,278
                                                    --------
--------
Revolving Credit Arrangement                           2,400
2,400
                                                    --------
--------
Obligation Under Capital Lease                           577
 775
                                                    --------
--------
Current Liabilities:
   Current Maturities of Long-Term Debt                  150
 150
   Obligation Under Capital Lease                        612
 781
   Notes Payable                                       8,200
4,800
   Accounts Payable                                    7,803
5,386
   Security Deposits & Refund Obligations              1,142
 968
   Taxes Accrued                                       1,798
 609
   Deferred Fuel Costs                                   624
 427
   Accrued Interest                                      728
 761
   Other                                                 878
 716
                                                    --------
--------
           Total                                      21,935
14,598
                                                    --------
--------
Commitment and Contingencies
Deferred Credits                                       4,494
4,304
                                                    --------
--------
Deferred Federal Income Taxes                         13,609
12,868
                                                    --------
--------
                                                    $108,879
$100,223
                                                    ========
========

The accompanying Notes are an integral part of these statements.

VALLEY RESOURCES, INC. AND SUBSIDIARIES
Consolidated Condensed Statements of Cash Flows (Unaudited)

 For the 6 Months

      Ended

-------------------

Feb. 29,   Feb. 28,

  2000       1999

--------   --------

  (in thousands)
Cash Flows from Operating Activities:
   Net Income
$ 2,541    $ 2,656
   Adjustments to Reconcile Net Income to Net Cash used in
   Operating Activities:
     Depreciation and Amortization
  1,827      1,708
     Provision for Uncollectibles
    625        624
     Deferred Federal Income Taxes
    741        659
     Amortization of ITC
    (24)       (24)
   Change in Assets and Liabilities:
     Accounts Receivable
  (7,924)    (7,324)
     Deferred Fuel Costs
     198      1,414
     Unbilled Gas Costs
  (1,385)    (1,257)
     Fuel and Other Inventories
   1,172      1,067
     Other Current Assets
    (319)      (215)
     Accounts Payable, Accrued Expenses and Current Liabilities
   3,780      1,764
     Other - Net
    (532)       (35)

 -------    -------
           Net Cash Provided by Operating Activities
     700      1,037

 -------    -------
Cash Flows from Investing Activities:
     Utility Capital Expenditures
  (1,953)    (1,860)
     Nonutility Capital Expenditures
    (388)      (336)
     Other Investments
      39        (23)

 -------    -------
           Net Cash Used by Investing Activities
  (2,302)    (2,219)

 -------    -------
Cash Flows from Financing Activities:
     Dividends Paid
  (1,867)    (1,859)
     Capital Stock Transactions
       9        (33)
     Retirement of Long-Term Debt
    (199)       (85)
     Increase in Notes Payable
   3,400      2,900

 -------    -------
           Net Cash Provided by Financing Activities
   1,343        923

 -------    -------
   Net (Decrease) in Cash
    (259)      (259)
   Cash - Beginning
     750        813

 -------    -------
   Cash - Ending
 $   491    $   554

 =======    =======
Supplemental Disclosures of Cash Flow Information
   Cash Paid During the Period for:
     Interest
 $ 1,585    $ 1,585

 =======    =======
     Federal Income Taxes
 $   125    $   -0-

 =======    =======
   Capital Lease Obligations Incurred
 $   -0-    $    11

 =======    =======

The accompanying Notes are an integral part of these statements.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
Note 1
------
     In the opinion of the Corporation,  the accompanying unaudited consolidated
condensed  financial  statements  contain all  adjustments
(consisting  of only
normal recurring accruals and matters discussed in "Management's
Discussion and
Analysis of Financial Condition and Results of Operations")
necessary to present
fairly the  financial  position at February 29, 2000,  the results of operations
for the three- and six-months  ended February 29, 2000 and February
28,1999 and
Statement of Cash Flows for the six-months  ended February 29, 2000 and February
28, 1999.
     The  results  of  operations  for the three- and  six-month periods  ended
February 29, 2000 and February 28, 1999 are not  necessarily indicative  of the
results to be expected for the full year.
Note 2
------
     The Corporation computes basic and diluted earnings per average common share in accordance with SFAS 128, based on the weighted average number of shares outstanding during the period.

                                                  (Unaudited)
          (Unaudited)
                                                 3 Months Ended
         6 Months Ended
                                            -----------------------
    -----------------------
                                             Feb. 29,     Feb. 28,
     Feb. 29,     Feb. 28,
                                               2000         1999
       2000         1999
                                            ----------   ----------
    ----------   ----------
Net Income                                  $3,364,578   $3,292,123
    $2,541,089   $2,655,508
Weighted average shares outstanding          4,986,620    4,976,890
     4,983,013    4,980,682
Basic and diluted earnings per share             $0.67        $0.66
         $0.51        $0.53

Note 3
------
Inventories - Fuel and Other Inventories:
              (in Thousands)

                                                        (Unaudited)
                                                       February 29,
 August 31,
                                                           2000
   1999
                                                       ------------
-----------
       Fuels (at average cost)                            $2,160
   $3,462
       Merchandise and Other (at average cost)             1,170
    1,234
       Merchandise (at LIFO)                               1,458
    1,263
                                                          ------
   ------
                                                          $4,788
   $5,959
                                                          ======
   ======

Note 4
------
     Pursuant to the  dividend  reinvestment  plan,  stockholders can  reinvest
dividends  and make limited  additional  investments  in shares of
Common Stock.
Shares issued through  dividend  reinvestment can be acquired on the open market
or original issue.
Note 5
------
     On December 1, 1999,  Southern  Union  Company and Valley
Resources,  Inc.
announced that they have signed a definitive merger agreement under which Valley
Resources, Inc. will ultimately merge into Southern Union Company in a transaction which is valued at approximately $160 million, including assumption of debt. See the section in "Management's Discussion and Analysis of Financial
Condition and Results of Operations"  entitled "Valley  Resources
Inc./Southern
Union Company Merger" for further details.